Promissory Note	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Promissory Note

NOTE 9 – Promissory Note

Promissory note consisted of the following (in thousands):

		December 31, 2024	December 31, 2023
Principal amount		$3,885	$3,885
Less:	Unamortized original issue discount	-	834
	Unamortized debt issuance cost	-	14
		3,885	3,037
Add: Interest		372	16
	Accrued monitoring fee	273	-
		4,530	3,053
Less:	Extinguishment	3,927	-
		$603	$3,053

December 2023 Promissory Note

On December 15, 2023, the Company entered into a note purchase agreement with Streeterville Capital, LLC (the “Lender”), pursuant to which we agreed to issue and sell to the Lender an unsecured promissory note (the “Note”) in an aggregate initial principal amount of $3,885 thousand, which is payable on or before the date that is 12 months from the issuance date. The initial principal amount includes an original issue discount of $870 thousand and $15 thousand that we agreed to pay to the Lender to cover the Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs. The net proceeds of the Note are $3,000 thousand.

Interest on the Note accrues at a rate of 10% per annum and is payable on the maturity date.

A monitoring fee of 10% of the outstanding balance will be charged starting six (6) months from the issuance of the Note to cover Lender’s accounting, legal and other costs incurred in monitoring. The foregoing fee shall automatically be added to the outstanding balance on the applicable date without any further action by either party.

The Lender shall have the right to redeem up to an aggregate of 1/6th of the initial principal balance of the Note plus any interest accrued thereunder each month by providing written notice delivered to us; provided, however, that if the Lender does not exercise any monthly redemption amount in its corresponding month then such monthly redemption amount shall be available for the Lender to redeem in any further month in addition to such future month’s monthly redemption amount.

Upon receipt of any monthly redemption notice, we shall pay the applicable monthly redemption amount in cash to the Lender within five (5) business days of the Company’s receipt of such monthly redemption notice.

The Note includes customary event of default provisions, subject to certain cure periods, and provides for a default interest rate of 22%. Upon the occurrence of an event of default, interest would accrue on the outstanding balance beginning on the date the applicable event of default occurred at an interest rate equal to the lesser of twenty-two percent (22%) or the maximum rate permitted under applicable law.

Note Exchanges

During the period from July 15, 2024, to December 26, 2024, the Company exchanged $3,428 thousand of the outstanding balance of the Note for approximately 2,012,107 shares of the Company’s Class A Common Stock at exchange prices between $1.47 and $2.23 per share.

The Company analyzed the exchange of principal under the note as an extinguishment and compared the net carrying value of the debt being extinguished to the reacquisition price (shares of common stock being issued) and recorded an approximately $1,052 thousand loss on the exchange of debt for equity as a separate item in the other income (expense) section of the consolidated statements of operations for the year ended December 31, 2024.

As of January 17, 2025, the Company paid down the entire December 2023 Note.

Interest expense for the December 2023 Note recognized on the consolidated statement of operations and comprehensive loss were approximately $1,069 thousand and $53 thousand for the year ended December 31, 2024, and period from March 15, 2023 to December 31, 2023 (Successor), respectively.